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                                                                    EXHIBIT 10.8


                             3PEA TECHNOLOGIES, INC.
                  (A Nevada corporation licensed in California)
                           361 Van Ness Way, Suite 303
                           Torrance, California 90501


For value received, from the account of Richard Dieffenbauch in the amount of $12,500 on June 21, 2004, 3PEA Technologies, Inc. hereby promises to pay to Richard Dieffenbauch on order at 239 Prospect Street, Long Beach, California 90803 the principal sum of Twelve Thousand Five Dollars ($12,500.00) plus interest calculated at 6% annually of Three Hundred Seventy Five Dollars ($12,375.00) on or before December 21, 2004. In the event this loan is delinquent beyond December 21, 2004. Interest thereafter will accrue at an annual rate 12% of principal calculated daily.

Further as an incentive for making this loan, the lender shall receive 2,500 shares of the currently authorized 1,000,000 shares of the company stock. Such stock certificate shall be delivered to the lender as soon as is practicable after signing of this agreement.

3PEA TECHNOLOGIES, INC.


BY:      SIGNED                        BY:     SIGNED
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NAME: MARK R. NEWCOMER                 NAME: RICHARD DIEFENBAUCH
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TITLE: CEO                             TITLE: INDIVIDUAL
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DATE: JUNE 21, 2004                    DATE: JUNE 21, 2004
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